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                                                              EXHIBIT 10.14

(Ft) NU SKIN INDEPENDENT DISTRIBUTOR AGREEMENT - JAPAN
Nu Skin International, Inc., 75 West Center Street, One Nu Skin Plaza, Provo, Utah 84601

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   Please read this form carefully. Also, please read the back of this form carefully.
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This agreement is a part of the "Agreement" that is made with Nu Skin
International, Inc., a corporation in the United States. This agreement becomes effective only after it has been received and accepted in accordance with company procedures by Nu Skin International in the USA. The "Agreement" permits the individual or corporation to act as a Nu Skin Independent Distributor.
Until the agreement becomes effective, you may purchase all of the Nu Skin products only through a temporary account. After the agreement becomes effective, and the temporary account is made permanent. Distributor can purchase products from Nu Skin Japan Co., Ltd. and market the products throughout Japan. A temporary account is automatically closed if you do not receive the approval and acceptance notice from Nu Skin International within 90 days from the date you sent the Distributor Agreement. To be a Nu Skin Distributor, you need to purchase a Starter Kit for 8,000 yen. There are no sales quota or the like. Also, a Distributor can sell any quantity and can set the retail price freely on Nu Skin Products for customers at each Distributor's discretion. The characteristics and the series of Nu Skin Products are described in the printed materials. If you send in a written notice of termination, the Nu Skin distributor agreement can be terminated at any time. The termination becomes effective when the notice of termination is received by NSI. You may send a notice to Nu Skin International, Inc. within 30 days from the date of receiving the starter kit and, you can get an 100% refund of the cost in exchange for returning the starter kit. Please fill in below and sign or write your name and seal after carefully confirming and understanding the above contents and the following information fully.

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[Bar Code]                                  Nu Skin Distributor Identification
                                            Number
JA (seven numbers)                          JA (seven numbers)
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Name of applicant or name of corporation (You must fill out and submit the
Business Organization Sheet if you would like to make a contract as a corporation organization)

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

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
The date of Birth (Establishment             [ ]  Individual                            [ ] Corporation
date of corporation if you a
a corporation)                         -----------------------------    ------------------------------------

19 [ ] [ ] - [ ] [ ] - [ ] [ ]            Telephone Number (home)           Telephone Number (work place)

- -----------------------------------    -----------------------------    ------------------------------------

Current Address

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Address to send the products (when address is different from above address) and telephone number
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

- --------------------------------------------------    -------------------------------------------------------------------------
Please fill out account for bonus                      Name of Sponsor                          Name of Upline Executive
transfer (we do not transfer to
Postal office account)                                -------------------------------------------------------------------------
Name of bank      _____________________________

Number of bank    _____________________________
                                                      -------------------------------------------------------------------------
Branch name       _____________________________        Distributor ID number of sponsor         Contact of Upline Executive

Number of branch  _____________________________       -------------------------------------------------------------------------


   [ ]  (saving account)  [ ]  (cash account)
                                                       Have you or your spouse concluded an agreement with our company as
Number of account _____________________________        a Nu Skin Distributor as an individual or as a business organization proprietor or controller in the past?
Name of account   _____________________________
                                                                            [ ] Yes           [ ]  No
                                                       If Yes:  Prior Distributor ID No.
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


                                                                                -----------------------------------------------
I understand that the only financial payment in order to be a Nu Skin             How to make a payment for Starter Kit
Distributor is the purchase, by paying 7,767 yen, of the starter kit              Please transfer the money to the account
in cash with the consumption tax, which includes corporate materials              printed below, if you transfer at the
and materials and information produced by Nu Skin International, Inc.             bank and postal office
I understand that this starter kit does not include Nu Skin products
and that I do not have to purchase at the time of the agreement.                  [ ]  Cash
                                                                                  [ ] Bank Transfer   Fuji Bank Ginza Branch
     Signature and Seal     ---------------------------------                                         (Checking account) 21400
                                                                                                      Nu Skin Japan Co., Ltd.
                            ---------------------------------                     [ ]  Postal Office Transfer  00130 9 713330
                                                                                                      Nu Skin Japan Co., Ltd.
The signature and seal below shows that I have read and understand                [ ]  Others
all the contents and conditions both on the front and reverse sides of this Agreement.  Also, I have read and understand fully the contents of the Nu Skin Compensation Plan and the Nu Skin Policies
and Procedures.  The signature and seal that is written on this agreement is all mine.  I understand that I must be over 20 years
old in order to conclude this agreement.                                        -----------------------------------------------

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Signature and seal of contracting party (Corporation name and                     Date                  Seal
Corporation seal if you are corporate)

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Signature and seal of spouse or partner (Corporation name and                     Date                  Seal
Corporation seal if you are corporate)
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White paper to Nu Skin, Blue paper to Distributor

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                 Please read the following articles carefully.
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Nu Skin Distributor agrees to the following contents and conditions.

1. I, having read carefully and well understood the content of the Nu Skin "Policies and Procedures," Nu Skin "Sales Compensation Plan," and this agreement (these three documents as a set comprise and regulate the contractual relationship between Nu Skin International, Inc. and Distributors. The agreement contents and conditions that are described by the three documents will be called "Agreement" as a whole), will observe and obey all the contents and conditions of the "Agreement." I agree that in the case of breaches against the contents and conditions of the "Agreement," my rights and position as a Distributor will be taken away, and depending upon the circumstances at that time, I will be asked for compensation or penalties that are considered reasonable by Nu Skin International, Inc. Also, I confirm that the "Policies and Procedures" and "Sales Compensation Plan" are part of the "Agreement," and that these three documents constitute the content of the Agreement and together constitute the entire "Agreement."
2. I, on providing this Independent Distributor Agreement, agree to present my resident registration certificate(alien registration certificate) along with the other information or documents that Nu Skin demands to Nu Skin International, Inc.
3. I, agree to explain completely and openly in case of getting (prospecting for?) Nu Skin Distributorship that the starter kit does not include any elements on which bonuses will be paid, and that by purchasing the starter kit with 7,767 yen in cash, excluding the consumption tax, and subject to processing, examination and acceptance by Nu Skin the Distributor candidate can get the rights to be a Nu Skin Distributor.
4. I agree not to show exaggerated profit or to guarantee income either expressly or by implication and I promise not to present or show actual or copies of the bonus check (check for bonus payment) or other evidence concerning the bonus, in promotional information, advertising business opportunities, or other information and in seminars and meetings, and on explaining and showing distributor candidates the "Sales Compensation Plan".
5. I understand and agree that only Nu Skin products that Nu Skin Japan Co., Ltd. imports and sells in Japan are the Nu Skin products that I can purchase and sell. I swear that I have never (directly or indirectly) imported Nu Skin products or information in Japan before and I guarantee that I will not import such from now on. However, personal use is not included in this.
   Here I declare that I understand that this kind of act damages Nu Skin Japan Co., Ltd. and other companies related to Nu Skin.
6. I promise not to violate any law in Japan or sensible moral and not to act beyond such limitations. Also, I promise not to engage in excessive solicitation of distributor candidates in any way.
7. The conclusion of the "Agreement" that includes the contents of this document, is conditional upon its acceptance and approval in the state of Utah by Nu Skin International Inc. Specifically, the declaration of intention of acceptance and approval of the Agreement is expressed by Nu Skin International, Inc. in the State of Utah in the United States sending the "Contractual Information Packet to you. A separate notice will be sent if approval is rejected upon examination by Nu Skin International, Inc.
8. Distributor may sell Nu Skin Products purchased from Nu Skin Japan Co., Ltd. and sponsor other prospective distributors in Japan during the term of the contract, which shall be from the date of acceptance by Nu Skin International Inc. until December 31 of the current year. Unless either Nu Skin International, Inc. or Distributor notifies the other in writing of its intention not to renew the Contract at least one month before the expiration date, the Contract shall automatically be renewed on January 1 and each January 1 thereafter, without notice, for an additional one year term.

Nu Skin International, Inc. agrees to the following articles.

1. Nu Skin International, Inc. agrees, in accordance with the contents and conditions set in the "Agreement," to supply Distributors serviceable, high quality Nu Skin Products.
2. Nu Skin International, Inc. promises in accordance with the contents and conditions set in the "Agreement," to pay bonuses due to the Distributors promptly through Nu Skin Japan Co., Ltd.

Other Articles

1. Distributor, may by sending a notice to Nu Skin International, Inc. within 30 days from the date of receipt of the starter kit get a 100% refund for the costs in exchange for the return of the starter kit(cooling off). There is no obligation to purchase any inventory of Nu Skin products. Products are not included in the starter kit.
2. Cooling off for Distributors
   Purchaser (Distributor) can cancel the Distributorship within 14 days unconditionally, if the Starter Kit purchase price and products and/or sales aids purchase price in total exceeds 20,000 yen, and that purchase is taken as a specified burden; and also Purchaser (Distributor) can cancel the Distributorship unconditionally within 14 days from the day the products and/or sales aids arrived at the Distributor if the first product order form and/or sales aid order form after the conclusion of the Distributor Agreement has a purchase price in excess of 20,000 yen in total. Upon such cancellation, Nu Skin will pay back to Distributor all the money paid by the Distributor including the consumption tax when such is paid. Also, Nu Skin will pay for the cost of returning the starter kit, products and/or sales aids and you will not be asked for compensation or penalties upon this cancellation. However, the products that are already used or damaged under the Distributor's responsibility will be eliminated from the refund amount.
3. Other than this Independent Distributor Agreement in Japan, any agreements or promises that are concluded for the Japan market do not require you to make the other party who made you conclude such an agreement or promise become your sponsor or upline. All the agreements or promises that are made or concluded before concluding the Independent Distributor Agreement to act as a Distributor in Japan, are void and are not binding and have no legal force. However, this Independent Distributor Agreement does not make invalid the Nu Skin Distributor Agreements that already exist in the country in which Nu Skin is open formally for business.

*Please read through this carefully along with the "Nu Skin Policies and Procedures" and "Sales Compensation Plan" which are integrated with this agreement.